Exhibit 10.2

REAFFIRMATION AGREEMENT (GUARANTEE AGREEMENT)
REAFFIRMATION AGREEMENT (GUARANTEE AGREEMENT), dated as of March
13, 2026 (this “Reaffirmation”), by CIM REAL ESTATE FINANCE TRUST, INC., a Maryland corporation and CIM COMMERCIAL LENDING REIT, a Maryland statutory trust (individually and collectively, as the context may require, “Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”).
RECITALS
WHEREAS, CLR RE Lending Sub WF, LLC (“Seller”) and Buyer are parties to (i) the Master Repurchase and Securities Contract, dated as of August 15, 2025 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”) and (ii) the Amended and Restated Fee Letter, dated as of March 13, 2026 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”);
WHEREAS, pursuant to the Repurchase Agreement, Guarantor delivered that certain Guaranty and Subordination Agreement, dated as of August 15, 2025 (as amended, restated, supplemented, reaffirmed or otherwise modified and in effect from time to time, the “Guarantee Agreement”) for the benefit of Buyer; and
WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Fee Letter that Guarantor reaffirm its obligations under the Guarantee Agreement and reaffirm that the provisions of the Guarantee Agreement shall remain in full force and effect upon the effectiveness of the Fee Letter.
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Definitions. Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
2.Reaffirmations by Guarantor.
(a)Guarantor hereby provides its consent and acknowledgment that the Fee Letter has been (contemporaneous with the effectiveness of this Reaffirmation) entered into as of the date hereof.
(b)Guarantor hereby reaffirms the Guarantee Agreement and acknowledges that its obligations under the Guarantee Agreement, after giving effect to the effectiveness of the Fee Letter, are continuing and in full force and effect in favor of Buyer, including to guarantee the Guarantor Liabilities (as defined in the Guarantee Agreement), subject to the Guaranty Limit (as defined in the Guarantee Agreement), in accordance with Section 2.01 of the Guarantee Agreement.
(c)Guarantor hereby reaffirms the Guarantee Agreement and acknowledges that the Guarantee Agreement, after giving effect to the effectiveness of the Fee Letter, is continuing and in full force and effect in favor of Buyer.

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3.Representations and Warranties. Guarantor hereby represents and warrants to Buyer that as of the date hereof (before and after giving effect to this Reaffirmation):
(a)Guarantor has the requisite power and authority to execute, deliver and perform this Reaffirmation.
(b)Guarantor has taken all necessary corporate (or analogous) action to authorize the execution, delivery and performance of this Reaffirmation. This Reaffirmation constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and subject to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(c)Each of the representations and warranties made by Guarantor herein or in or pursuant to the Repurchase Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date; provided that any representation or warranty made solely with respect to a specified prior date shall be true and correct in all material respects as of such specified date.
(d)After giving effect to this Reaffirmation, to Guarantor’s Knowledge, no Default or Event of Default has occurred and is continuing.
4.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Repurchase Agreement and the other Repurchase Documents are and shall remain in full force and effect. The reaffirmations contained herein shall not be construed as a waiver or amendment of any other provision of the Guarantee Agreement, the Repurchase Agreement or the other Repurchase Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of Seller that would require the waiver or consent of Buyer.
5.Governing Law. The governing law provisions set forth in the Guarantee Agreement are hereby incorporated herein, mutatis mutandis, as if a part hereof.
6.Electronic Signatures . By signing or countersigning below, Guarantor acknowledges and agrees to the terms of this Reaffirmation. This Reaffirmation may be executed in counterparts (including using any electronic signature covered by the United States ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), and such counterparts may be delivered in electronic format, including by facsimile, email or other transmission method. Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart, including those delivered in electronic format, and copies produced therefrom shall have the same effect as an originally signed counterpart. To the extent applicable, the foregoing constitutes the election of the parties to invoke any law authorizing electronic signatures. Minor variations in the form of the signature page, including footers from earlier versions of this Reaffirmation, shall be disregarded in determining a party’s intent or the effectiveness of such signature. No party shall

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raise the use the delivery of signatures to this Reaffirmation in electronic format as a defense to the formation of a contract and each such party forever waives any such defense.
7.Headings, etc. Section or other headings contained in this Reaffirmation are for reference purposes only and shall not in any way affect the meaning or interpretation of this Reaffirmation.
8.Repurchase Document. Guarantor hereby acknowledges and agrees that, notwithstanding anything to the contrary contained herein, in the Repurchase Agreement or in any other Repurchase Document, this Reaffirmation shall constitute a Repurchase Document under the Repurchase Agreement.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
CIM REAL ESTATE FINANCE TRUST, INC.,
a Maryland corporation

By:    /s/ Nathan D. DeBacker
Name: Nathan D. DeBacker
Title:    Chief Financial Officer, Principal Accounting Officer and Treasurer

CIM COMMERCIAL LENDING REIT,
a Maryland statutory trust

By:    /s/ Nathan D. DeBacker
Name: Nathan D. DeBacker Title:    Chief Financial Officer